--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------

                                FORM 8-K/A No. 1

                              ---------------------

                             Amending Item Number 7*

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 22, 1999

                      -----------------------------------

                            EASTBROKERS INTERNATIONAL

                                  INCORPORATED

             (Exact Name Of Registrant As Specified In Its Charter)

                      -----------------------------------


            DELAWARE                       0-26202               52-1807562
(State Or Other Jurisdiction Of    (Commission File Number)    (IRS Employer
 Incorporation Or Organization)                              Identification No.)


         6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210
              (Address of principal executive offices) (Zip Code)

                                 (704) 643-8220
              (Registrant's telephone number, including area code)

                     Eastbrokers International Incorporated
         (Former Name or Former Address, if Changed Since Last Report)


* The Form 8-K dated November 22, 1999 is being amended to include the financial statements of the business acquired and pro forma financial information.

--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
          --------------------------------------------

                  The JB Sutton Group, LLC:

                  Financial Statements at and for the years ended October 31, 1999, 1998, and 1997.

     (b)  PRO FORMA FINANCIAL INFORMATION.
          -------------------------------

                  The JB Sutton Group, LLC:

                  Pro Forma Statement of Financial Condition and Statement of Operations as of and for the year ended March 31, 1999 (unaudited).

                  Pro Forma Statement of Financial Condition and Statement of Operations as of and for the six month period ended September 30, 1999 (unaudited).

     (c)  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.
          ------------------------------------------------------

                  GLOBAL CAPITAL PARTNERS, INC.:
                  -----------------------------

                  Pro Forma Condensed Consolidated Financial Statements as of and for the year ended March 31, 1999 (unaudited).

                  Pro Forma Condensed Consolidated Financial Statements as of and for the six month period ended September 30, 1999 (unaudited).

     (d)  EXHIBITS.
          --------

                  The following exhibits are filed with this Form 8-K:

                           2.1 LLC Interest Purchase Agreement, dated as of November 22, 1999, by and among Eastbrokers International Incorporated, The JB Sutton Group, LLC, Mr. Peter Cohen and each of the Members and Special Members of The JB Sutton Group, LLC and Mr. Peter Cohen, incorporated by reference to the Current Report on Form 8-K dated November 22, 1999 (File No. 0-26202).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 GLOBAL CAPITAL PARTNERS, INC.
                         (Registrant)



By:                   /s/ Kevin D. McNeil
        ----------------------------------------------
                        Kevin D. McNeil
        Executive Vice President, Treasurer, Secretary,
                  and Chief Financial Officer

Dated:  February 7, 2000

                                  EXHIBIT INDEX

 EXHIBIT NO.        DESCRIPTION
 -----------        -----------

     2.1 LLC Interest Purchase Agreement, dated as of November 22, 1999, by and among Eastbrokers International Incorporated, The JB Sutton Group, LLC, Mr. Peter Cohen and each of the Members and Special Members of The JB Sutton Group, LLC and Mr. Peter Cohen, incorporated by reference to the Current Report on Form 8-K dated November 22, 1999 (File No. 0-26202).

Item 7(a)


                           THE J.B. SUTTON GROUP, LLC


                                TABLE OF CONTENTS

     Independent Auditors' Report                                           6

     Statement of Financial Condition                                       7

     Statement of Operations                                                8

     Statement of Changes in Members' Equity                                9

     Statement of Cash Flows                                               10

     Notes to Financial Statements                                       8-11

                          INDEPENDENT AUDITORS' REPORT

The Members
The J. B. Sutton Group, LLC


We have audited the accompanying statement of financial condition of The J.B. Sutton Group, LLC as of October 31, 1999, and the related statements of operations, changes in members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The J.B. Sutton Group, LLC as of October 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 5 to the financial statements, a material portion of the Company's transactions are processed by its clearing broker who is an external counterparty. The Company has contacted its clearing broker, as well as other suppliers, to assess their compliance and remediation efforts with respect to the so-called "Year 2000" problem and the Company's exposure to them. The ultimate success or failure of the corrective plan and the extent of such success or failure cannot presently be determined. Accordingly, the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          SPICER, JEFFRIES & CO.

Denver, Colorado
December 3, 1999

                           THE J.B. SUTTON GROUP, LLC

                        STATEMENT OF FINANCIAL CONDITION

                                OCTOBER 31, 1999
                                ----------------

                    ASSETS
                    ------
Cash and cash equivalents                                      $       34 134
Receivable from clearing broker (Note 3)                              101 674
Securities owned, at market value (Notes 1 and 3)                   1 438 958
Furniture and equipment, at cost, net of accumulated
  depreciation of $153,699 (Note 1)                                   120 776
Other                                                                 326 269
                                                               --------------


                                                               $    2 021 811
                                                               ==============


        LIABILITIES AND MEMBERS' EQUITY
        -------------------------------

LIABILITIES:

  Accounts payable                                             $      499 968
  Accrued expenses                                                    193 289
  Notes payable (Note 4)                                              120 000
  Securities sold, but not yet purchased, at market value              18 901
                                                               --------------


              TOTAL LIABILITIES                                       832 158
                                                               --------------


COMMITMENTS AND CONTINGENCIES (NOTE 5)

MEMBERS' EQUITY (NOTE 2)                                            1 189 653
                                                               --------------


                                                               $    2 021 811
                                                               ==============


The accompanying notes are an integral part of this statement.

                           THE J.B. SUTTON GROUP, LLC

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 1999
                           ---------------------------

REVENUE:
  Commissions                                                  $    4 730 904
  Trading profit, net                                               4 265 902
  Investment banking                                                  489 270
  Other                                                                10 258
                                                               --------------

              TOTAL REVENUE                                         9 496 334
                                                               --------------


EXPENSES:
  Commissions, salaries and related costs                           5 409 446
  Clearing and related costs                                        1 388 668
  Occupancy costs                                                     554 000
  Selling expenses                                                    399 816
  Office expenses                                                     211 108
  General and administrative                                          266 840
                                                               --------------

              TOTAL EXPENSES                                        8 229 878
                                                               --------------

NET INCOME                                                     $    1 266 456
                                                               ==============



The accompanying notes are an integral part of this statement.

                           THE J.B. SUTTON GROUP, LLC

                     STATEMENT OF CHANGES IN MEMBERS' EQUITY

                           YEAR ENDED OCTOBER 31, 1999
                           ---------------------------

BALANCE, OCTOBER 31, 1998                                      $      975 658

  Capital contributions                                               200 000

  Capital withdrawals                                              (1 252 461)

  Net income                                                        1 266 456
                                                               --------------

BALANCE, OCTOBER 31, 1999                                      $    1 189 653
                                                               ==============







The accompanying notes are an integral part of this statement.

                           THE J.B. SUTTON GROUP, LLC

                             STATEMENT OF CASH FLOWS

                           YEAR ENDED OCTOBER 31, 1999

                           INCREASE (DECREASE) IN CASH


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                   $    1 266 456
  Adjustments to reconcile net income to net cash provided by operating activities
       Depreciation, amortization and abandonment
         of leasehold improvements                                     66 931
       Write off of deposit and deferred rent
         relating to termination of office lease                       54 088
       Decrease in receivable from clearing broker                    172 797
       Increase in securities owned, at market value                 (748 412)
       Increase in other assets                                       (94 108)
       Decrease in securities sold, but not yet purchased             (11 959)
       Increase in accounts payable and accrued expenses              339 090
                                                               --------------

                  NET CASH PROVIDED BY OPERATING ACTIVITIES         1 044 883
                                                               --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Capital contributions                                               200 000
  Capital withdrawals                                              (1 252 461)
                                                               --------------

                  NET CASH USED IN FINANCING ACTIVITIES            (1 052 461)
                                                               --------------

DECREASE IN CASH AND CASH EQUIVALENTS                                  (7 578)

CASH AND CASH EQUIVALENTS, AT BEGINNING OF YEAR                        41 712
                                                               --------------

CASH AND CASH EQUIVALENTS, AT END OF YEAR                      $       34 134
                                                               ==============



SUPPLEMENTAL DISCLOSURE OF
  CASH FLOW INFORMATION:
  Cash paid for interest                                       $        1 981
                                                               ==============
SUPPLEMENTAL DISCLOSURE OF NON CASH
  INVESTING AND FINANCING ACTIVITIES:
  Issuance of notes payable in connection with
    termination of office lease                                $      120 000
                                                               ==============



The accompanying notes are an integral part of this statement.

                           THE J.B. SUTTON GROUP, LLC

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS

The J.B. Sutton Group, LLC ("Company") was formed June 21, 1996 and will continue until June 30, 2030, unless terminated sooner as provided for in the Operating Agreement. The Company is a registered broker-dealer in securities under the provisions of the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Company generates retail commissions and engages in investment banking activities and market making activities.

The Limited Liability Company consists of six members. The operating agreement provides that each member share in profits and losses pro rata based on their percentage interests in the Company on each day of the Company's taxable year.

The Company, under Rule 15c3-3(k)(2)(ii), is exempt from the reserve and possession or control requirements of Rule 15c3-3 of the Securities and Exchange Commission. The Company does not carry or clear customer accounts. Accordingly, all customer transactions are executed and cleared on behalf of the Company by its clearing broker on a fully disclosed basis. The Company's agreement with its clearing broker provides that as clearing broker, that firm will make and keep such records of the transactions effected and cleared in the customer accounts as are customarily made and kept by a clearing broker pursuant to the requirements of Rules 17a-3 and 17a-4 of the Securities and Exchange Act of 1934 (the Act). It also performs all services customarily incident thereon, including the preparation and distribution of customer's confirmations and statements and maintenance margin requirements under the Act and the rules of the Self Regulatory Organizations of which the Company is a member.

SECURITIES TRANSACTIONS

The Company records securities transactions and related revenue and expenses on a settlement date basis, which does not differ materially from trade date. Securities owned or sold, but not yet purchased by the Company (substantially common stock) are recorded at market value and related changes in market value are reflected in income.

CASH EQUIVALENTS

For purposes of cash flows, the Company considers all liquid debt instruments with a maturity of three months or less to be cash equivalents.

FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Furniture and equipment are carried at cost and are depreciated using the straight-line method over their estimated useful lives of five to seven years. Leasehold improvements were amortized over the lesser of their economic useful lives or the term of the lease.

                           THE J.B. SUTTON GROUP, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

INCOME TAXES

The Company is not subject to federal and state income taxes. Each member reports his/her distributive share of income, gain, loss, deductions or credits on his/her individual income tax return.

INVESTMENT BANKING

Investment banking income includes fees earned for placement services which are recognized at the time the placement is completed.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - NET CAPITAL REQUIREMENTS

Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Company is required to maintain a minimum net capital, as defined under such provisions. At October 31, 1999, the Company had net capital and net capital requirements of $396,673 and $100,000, respectively. The Company's net capital ratio (aggregate indebtedness to net capital) was 2.05 to
1. According to Rule 15c3-1, the Company's net capital ratio shall not exceed 15 to 1.

NOTE 3 - CLEARING AGREEMENT

The Company has an agreement with its clearing broker with liens upon all of the Company's property held by it including, but not limited to, securites, monies and receivables. These liens secure the Company's liabilities and obligations to the clearing broker.

                           THE J.B. SUTTON GROUP, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 4 - NOTES PAYABLE

In connection with the termination of its office lease, the Company issued the following notes payable:

         Non-interest bearing note payable, payable in monthly
           installments of $15,000, due February 1, 2000       $   60,000

         Non-interest bearing note payable, payable in monthly
           installments of $5,000, due February 1, 2001            60,000
                                                               ----------
                                                               $  120,000
                                                               ==========

NOTE 5 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
                  COMMITMENTS AND CONTINGENCIES

The Company leases its premises and office equipment from unrelated parties under non-cancellable operating leases expiring through 2005. Approximate future minimum rental payments as of October 31, 1999 are as follows:

         YEAR ENDED OCTOBER 31,                                     AMOUNT
         ----------------------                                ------------

                  2000                                         $    278,000
                  2001                                              368,000
                  2002                                              379,000
                  2003                                              370,000
                  2004                                              368,000
                  Thereafter                                        445,000
                                                               ------------

                           Total                               $  2,208,000
                                                               ============


Total rental expense for the year ended October 31, 1999 was approximately $489,000.

In the normal course of business, the Company's client activities ("clients") through its clearing broker involve the execution, settlement and financing of various client securities transactions. These activities may expose the Company to off-balance sheet risk. In the event the client fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the client's obligations.

In the Company's trading activities, the Company has purchased securities for its own account and has sold securities that it has not purchased and may incur losses if the market value of the securities changes subsequent to October 31, 1999.

                           THE J.B. SUTTON GROUP, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                   (CONTINUED)

NOTE 5 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
             COMMITMENTS AND CONTINGENCIES (CONCLUDED)

The Company's financial instruments, including cash and cash equivalents and receivables, are carried at amounts which approximate fair value. Securities owned and securities sold, but not yet purchased, are valued at market value using quoted market prices. Payables and other liabilities are carried at amounts which approximate fair value.

In addition, the Company bears the risk of financial failure by its clearing broker. If the clearing broker should cease doing business, the Company's receivable from this clearing broker could be subject to forfeiture.

The Company is a defendant, or otherwise has possible exposure, in various legal actions arising out of its activities as a broker-dealer. Several of these actions claim damages which are material to the financial statements taken as a whole. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of loss and impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of applicable legal counsel, that is has meritorious defenses for all such actions and it intends to defend each of these vigorously, and that resolution of these actions will not have a materially adverse effect on the Company's financial condition.

A material portion of the Company's transactions are processed by its clearing broker who is an external counterparty. The Company has contacted its clearing broker, as well as other suppliers, to assess their compliance and remediation efforts with respect to the so-called "Year 2000" problem and the Company's exposure to them. The ultimate success or failure of the corrective plan and the extent of such success or failure cannot presently be determined.

NOTE 6 - SUBSEQUENT EVENT

On November 22, 1999, the Company was acquired by Eastbrokers International Incorporated and the Company became a 100% owned subsidiary of such entity.

                                                   THE J.B. SUTTON GROUP, LLC

                                                                     CONTENTS

================================================================================



INDEPENDENT AUDITORS' REPORT                                               16

FINANCIAL STATEMENTS:
Statement of financial condition                                           17
Statement of loss                                                          18
Statement of changes in members' equity                                    19
Statement of cash flows                                                    20
Summary of business and significant accounting policies                 21-22
Notes to financial statements                                           23-24

SUPPLEMENTAL SCHEDULE:
Computation of net capital pursuant to Rule 15c3-1 and
        Statement pursuant to Rule 17a-5(d)(4)                             26

BDO                  BDO SEIDMAN, LLP                330 Madison Avenue
                     Accountants and Consultants     New York, New York  10017
                                                     Telephone: (212) 885-8000
                                                     Fax:  (212) 697-1299


INDEPENDENT AUDITORS' REPORT

The Members
The J. B. Sutton Group, LLC
Great Neck, New York

We have audited the accompanying statement of financial condition of The J. B. Sutton Group, LLC as of October 31, 1998, and the related statements of loss, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test bases, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The J.B. Sutton Group, LLC as of October 31,1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the supplemental schedules listed in the accompanying index is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplemental information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BDO SEIDMAN, LLP

December 17, 1998

                                                   THE J.B. SUTTON GROUP, LLC

                                             STATEMENT OF FINANCIAL CONDITION
================================================================================

OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents                                      $       41,712
Receivable from clearing broker (Note 1)                              274,471
Securities owned, primarily common stock
  at market value (Note 1)                                            690,546
Furniture, equipment and leasehold improvements (net of
  accumulated depreciation and amortization of $109,589)              187,707
Other assets                                                          307,063
--------------------------------------------------------------------------------

                                                               $    1,501,499
================================================================================


LIABILITIES AND MEMBERS' EQUITY
LIABILITIES:
   Securities sold, primarily common stock but not yet
     purchased, at market value (Note 3)                       $       30,860
   Accrued expenses and other liabilities                             494,981
--------------------------------------------------------------------------------
         Total liabilities                                            525,841

COMMITMENTS AND CONTINGENCIES (NOTES 2 AND 3)

MEMBERS' EQUITY (NOTE 2)                                              975,658
--------------------------------------------------------------------------------

                                                               $    1,501,499
================================================================================
                         SEE  ACCOMPANYING  SUMMARY OF BUSINESS AND  SIGNIFICANT
                         ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                                                            STATEMENT OF LOSS
================================================================================

YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
REVENUES:
    Trading gains on principal transactions
      (including markups and markdowns)                        $    4,926,851
    Commissions                                                       674,948
    Investment banking                                                568,833
    Interest                                                            8,039
--------------------------------------------------------------------------------

                                                                    6,178,671
--------------------------------------------------------------------------------

EXPENSES:
    Employee compensation and benefits                              4,908,282
    Clearance charges                                               1,029,040
    Occupancy costs                                                   608,062
    Selling expenses                                                  518,801
    Office expenses                                                   362,440
    Other operating and administrative expenses                       308,213
--------------------------------------------------------------------------------

                                                                    7,734,838
--------------------------------------------------------------------------------

NET LOSS                                                       $   (1,556,167)
================================================================================
                          SEE  ACCOMPANYING  SUMMARY OF BUSINESS AND SIGNIFICANT
                          ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                                      STATEMENT OF CHANGES IN MEMBERS' EQUITY
================================================================================

YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
BALANCE, OCTOBER 31 1997                                       $    4,319,825
Capital withdrawals                                                (1,888,000)
Capital contributions                                                 100,000
Net loss                                                           (1,556,167)
--------------------------------------------------------------------------------

BALANCE, OCTOBER 31 1998                                       $      975,658
================================================================================
                          SEE  ACCOMPANYING  SUMMARY OF BUSINESS AND SIGNIFICANT
                          ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                                                      STATEMENT OF CASH FLOWS
================================================================================

YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                    $   (1,556,167)
   Adjustments to reconcile net income to net
     cash used in operating activities:
         Depreciation and amortization                                 39,050
         Decrease in:
           Receivable from clearing broker                          2,300,192
           Securities owned                                         3,396,839
           Other assets                                               141,422
         Decrease in:
           Securities sold, but not yet purchased                  (2,076,295)
           Accrued expenses and other liabilities                    (545,050)
--------------------------------------------------------------------------------
               NET CASH PROVIDED BY OPERATING ACTIVITIES            1,699,991
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contributions                                              100,000
   Capital withdrawals                                             (1,888,000)
--------------------------------------------------------------------------------
               NET CASH USED IN FINANCING ACTIVITIES               (1,788,000)
--------------------------------------------------------------------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                             (88,009)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                          129,721
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR                              $  41,712
================================================================================
                          SEE  ACCOMPANYING  SUMMARY OF BUSINESS AND SIGNIFICANT
                          ACCOUNTING POLICIES AND NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                      SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
================================================================================
BUSINESS The J. B. Sutton Group, LLC ("Company") is a registered broker-dealer in securities under the provisions of the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Company generates retail commissions and engages in investment banking activities or and market making activities.

                         The Company has an agreement ("Agreement") with a clearing broker ("Broker") to clear securities transactions, carry customers' accounts on a fully disclosed basis and perform certain recordkeeping functions. Accordingly, the Company operates under the exemptive provisions of Securities and Exchange Commission (the "SEC") Rule 15c3-3(k)(2)(ii).

SECURITIES TRANSACTIONS  Securities transactions and related commission revenues and expenses are recorded on a settlement date basis, which does not materially differ from a trade date basis. Securities listed on a national exchange are valued at the last sales price on the date of valuation Securities not listed on a national exchange are valued at the last sales price on the date of valuation or, if such price is not available, at the bid price for securities owned and the ask price for securities sold but not yet purchased at the close of business. Securities owned and securities sold but not yet purchased consist principally of common stock.


INVESTMENT BANKING       Investment banking  income  includes  fees  earned  for
                         placement services which are recognized at the time the placement is completed.


FURNITURE, EQUIPMENT     Furniture and equipment are carried  at  cost  and  are
AND LEASEHOLD            depreciated using the straight-line  method over  their
IMPROVEMENTS             estimated useful lives of five to seven years.Leasehold
                         improvements are amortized over the lesser of their economic useful lives or the term of the lease.

                                                   THE J.B. SUTTON GROUP, LLC

                      SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
================================================================================

CASH EQUIVALENTS         The Company  considers all liquid debt instruments with
                         an initial maturity of three months or less to be cash equivalents.


INCOME TAXES             There  is  no provision  for  Federal,  state and local
                         income taxes required since the members report their share of Company income or loss on their personal income tax returns.


CASH EQUIVALENTS         The  preparation of financial  statements in conformity
                         with generally  accepted accounting principles requires
                         management to make assumptions that affect the reported
                         amounts  of  assets and liabilities  and  disclosure of
                         contingent assets  and  liabilities  at the date of the
                         financial  statements  and  the  reported   amounts  of
                         revenues  and  expenses  during  the reporting  period.
                         Actual results could differ from those estimates.

                                                   THE J.B. SUTTON GROUP, LLC

                                                NOTES TO FINANCIAL STATEMENTS
================================================================================

1. CLEARING  AGREEMENT       The  Agreement  provides the Broker with liens upon
                             all of the Company's property held by it including,
                             but  not   limited  to,   securities,   monies  and
                             receivables.   These  liens  secure  the  Company's
                             liabilities and obligations to the Broker.


2. NET CAPITAL REQUIREMENTS  The  Company is subject  to the SEC's  uniform  Net
                             Capital Rule, which requires the maintenance of minimum regulatory net capital and requires that the ratio of aggregate indebtedness to regulatory net capital, both as defined, shall not exceed 15 to 1. As of October 31, 1998, the Company has regulatory net capital of $303,928 and a minimum regulatory net capital requirement of $100,000. The Company's ratio of aggregate indebtedness to regulatory net capital is 1.6 to 1 at October 31, 1998.


3. COMMITMENTS AND           CUSTOMER TRANSACTIONS
     CONTINGENCIES
                             In the  normal  course  of  business,  the  Company
                             executes,  as  agent,  securities  transactions  on
                             behalf of its customers. If the agency transactions
                             do not  settle  because  of  failure  to perform by
                             either  the  customer  or  the  counterparty,   the
                             Company  may  be   obligated   to   discharge   the
                             obligation of the nonperforming party and, as a result, is subject to market risk if the market value of the securities is different from the contract amount of the transactions.

                             The Company does not anticipate nonperformance by customers or counterparties in the above situations The Company's policy is to monitor its market exposure and counterparty risk. In addition, the Company has a policy of reviewing, as considered necessary, the credit standing of each counterparty and customer with which it conducts business.

                             SECURITIES SOLD, BUT NOT YET PURCHASED

                             The Company has sold securities that it has not yet purchased and it will, therefore, be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at the October 31, 1998 market value of the securities. The Company is subject to market risk if the market value of the securities increases subsequent to October 31, 1998.

                                                   THE J.B. SUTTON GROUP, LLC

                                                NOTES TO FINANCIAL STATEMENTS
================================================================================

                             OPERATING LEASE

                             The Company leases its premises under an operating lease expiring on June 1, 2004. Rent expense for the year ended October 31, 1998 was $425,994.

                             Future minimum rental payments are approximately as follows:

                                                                  Minimum rental

                             Fiscal                                 payments
                             ---------------------------------------------------
                              1999                                $  439,000
                              2000                                   452,000
                              2001                                   465,000
                              2002                                   479,000
                              2003                                   494,000
                              Thereafter                             379,000
                             ---------------------------------------------------

                                      Total                       $2,708,000
                             ===================================================


                             LITIGATION

                             The Company is a defendant, or otherwise has possible exposure, in various legal actions arising out of its activities as a broker-dealer. Several of these actions claim damages which are material to the financial statements taken as a whole. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of loss and impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of applicable legal counsel, that it has meritorious defenses for all such actions and it intends to defend each of these vigorously, and that resolution of these actions will not have a materially adverse effect on the Company's financial condition.

                             SUPPLEMENTAL MATERIAL

                                                   THE J.B. SUTTON GROUP, LLC

                           COMPUTATION OF NET CAPITAL PURSUANT TO RULE 15c3-1
                                   AND STATEMENT PURSUANT TO RULE 17a-5(d)(4)
================================================================================

OCTOBER 31, 1998
--------------------------------------------------------------------------------
COMPUTATION OF NET CAPITAL
  Total members' equity from statement of financial condition    $    975,658
--------------------------------------------------------------------------------
Less:  Nonallowable assets:
   Furniture, equipment and leasehold improvements                    187,707
   Other assets                                                       307,063
--------------------------------------------------------------------------------
       Total nonallowable assets                                      494,770
--------------------------------------------------------------------------------
   Net capital before haircuts on securities positions                480,888
   Haircuts on securities positions and blockage and
     undue concentration charges                                      176,960
--------------------------------------------------------------------------------
   NET CAPITAL                                                   $    303,928
================================================================================

COMPUTATION OF BASIC NET CAPITAL REQUIREMENT
   Minimum net capital required, 6-2/3% of $494,981,
     pursuant to Rule 15c3-1                                     $     33,000
================================================================================
   Minimum dollar net capital requirements of reporting
     broker/dealer                                               $    100,000
================================================================================
   Net capital requirement                                       $    100,000
================================================================================
   Excess net capital                                            $    203,928
================================================================================

COMPUTATION OF AGGREGATE INDEBTEDNESS
   Accured expenses and other liabilities                        $    494,981
================================================================================
   Percentage of aggregate indebtedness to net capital                   1.63
================================================================================




STATEMENT PURSUANT TO RULE 17a-5(d)(4)

A reconciliation with the Company's computation of net capital a reported in the unaudited Part II A of Form X-17A-5 was not prepared as there are no material differences between the Company's computation of net capital and the computation contained herein.

                                                   THE J.B. SUTTON GROUP, LLC

                                                                     CONTENTS

================================================================================



INDEPENDENT AUDITORS' REPORT                                               28

FINANCIAL STATEMENTS:
Statement of financial condition                                           29
Statement of operations                                                    30
Statement of changes in members' equity                                    31
Statement of cash flows                                                    32
Notes to financial statements                                           33-36

SUPPLEMENTAL SCHEDULE:
Computation of net capital pursuant to Rule 15c3-1 and
        Statement pursuant to Rule 17a-5(d)(4)                             38

BDO                  BDO SEIDMAN, LLP                330 Madison Avenue
                     Accountants and Consultants     New York, New York  10017
                                                     Telephone: (212) 885-8000
                                                     Fax:  (212) 697-1299


INDEPENDENT AUDITORS' REPORT

The Members
The J. B. Sutton Group, LLC
Great Neck, New York

We have audited the accompanying statement of financial condition of The J. B. Sutton Group, LLC as of October 31, 1997, and the related statements of operations, changes in members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test bases, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The J.B. Sutton Group, LLC as of October 31,1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the supplemental schedules listed in the accompanying index is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplemental information required by Rule 17a-5 of the Securities and Exchange Commission. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

BDO SEIDMAN, LLP

December 15, 1997

                                                   THE J.B. SUTTON GROUP, LLC

                                             STATEMENT OF FINANCIAL CONDITION
================================================================================

OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents                                      $      129,721
Receivable from clearing broker (Note 2)                            2,574,663
Securities owned, at market value (Note 2)                          4,087,385
Furniture, equipment and leasehold improvements (net of
  accumulated depreciation and amortization of $70,539)               226,757
Other assets                                                          448,485
--------------------------------------------------------------------------------

                                                               $    7,467,011
================================================================================

LIABILITIES AND MEMBERS' EQUITY
LIABILITIES:
   Securities sold, but not yet purchased,
     at market value (Note 4)                                  $    2,107,155
   Accrued expenses and other liabilities                           1,040,031
--------------------------------------------------------------------------------

        TOTAL LIABILITIES                                           3,147,186

COMMITMENTS AND CONTINGENCIES (NOTES 3 AND 4)

MEMBERS' EQUITY (NOTE 3)                                            4,319,825
--------------------------------------------------------------------------------

                                                               $    7,467,011
================================================================================
                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                                                      STATEMENT OF OPERATIONS
================================================================================

YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
REVENUES:
Trading gains on principal transactions
  (including markups and markdowns)                            $   10,115,994
Commissions                                                           509,744
Interest                                                               22,002
--------------------------------------------------------------------------------

                                                                   10,647,740
--------------------------------------------------------------------------------

EXPENSES:
Employee compensation and benefits                                  4,509,270
Clearance charges                                                     618,955
Selling expenses                                                      566,623
Occupancy costs                                                       479,542
Other operating and administrative expenses                           277,845
Office expenses                                                       186,915
--------------------------------------------------------------------------------

                                                                    6,639,150
--------------------------------------------------------------------------------

NET INCOME                                                     $    4,008,590
================================================================================
                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                                   THE J.B. SUTTON GROUP, LLC

                                      STATEMENT OF CHANGES IN MEMBERS' EQUITY
================================================================================

YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
BALANCE, OCTOBER 31, 1996                                      $    2,143,922
Capital withdrawals                                                (1,872,687)
Capital contributions                                                  40,000
Net income                                                          4,008,590
--------------------------------------------------------------------------------

BALANCE, OCTOBER 31, 1997                                      $    4,319,825
================================================================================
                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                                                      STATEMENT OF CASH FLOWS
================================================================================

YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                  $    4,008,590
   Adjustments to reconcile net income to net cash
     used in operating activities:
         Depreciation and amortization                                 42,600
         Loss on write-off of fixed assets                             50,392
         Increase in:
           Receivable from clearing broker                           (774,479)
           Securities owned                                        (3,954,477)
           Other assets                                              (231,895)
         Increase in:
           Securities sold, but not yet purchased                   1,931,863
           Accrued expenses and other liabilities                     515,345
--------------------------------------------------------------------------------
                 NET CASH PROVIDED BY OPERATING ACTIVITIES          1,587,939
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of furniture, equipment and leasehold improvements       (58,569)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contributions                                               40,000
   Capital withdrawals                                             (1,872,687)
--------------------------------------------------------------------------------
                 NET CASH USED IN FINANCING ACTIVITIES             (1,832,687)
--------------------------------------------------------------------------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                            (303,317)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                          433,038
--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                         $      129,721
================================================================================
                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                   THE J.B. SUTTON GROUP, LLC

                                                NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   BUSINESS AND            BUSINESS
     SUMMARY OF
     ACCOUNTING POLICIES     The J. B. Sutton  Group,  LLC (the  "Company") is a
                             registered broker-dealer in securities under the provisions of the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Company generates retail commissions and engages in market making activities.

                             The Company has an agreement (the "Agreement") with a clearing broker (the "Broker") to clear securities transactions, carry customers' accounts on a fully disclosed basis and perform certain recordkeeping functions. Accordingly, the Company operates under the exemptive provisions of Securities and Exchange Commission (the "SEC") Rule 15c3-3(k)(2)(ii).

                             SECURITIES TRANSACTIONS

                             Securities transactions and related commission revenues and expenses are recorded on a settlement date basis, which does not materially differ from a trade date basis. Securities listed on a national exchange are valued at the last sales price on the date of valuation. Securities not listed on a national exchange are valued at the last sales price on the date of valuation or, if such price is not available, at the bid price for securities owned and the ask price for securities sold but not yet purchased at the close of business. Securities owned and securities sold but not yet purchased consist principally of common stock.

                             FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

                             Furniture and equipment are carried at cost and are depreciated using the straight-line method over their estimated useful lives of five to seven years Leasehold improvements are amortized over the lesser of their economic useful lives or the term of the lease.

                             CASH EQUIVALENTS

                             The Company considers all liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

                                                   THE J.B. SUTTON GROUP, LLC

                                                NOTES TO FINANCIAL STATEMENTS
================================================================================

                             INCOME TAXES

                             There is no provision for Federal, state and local income taxes required since the members report their share of Company income or loss on their personal income tax returns.

                             USE OF ESTIMATES

                             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   CLEARING AGREEMENT      The  Agreement  provides the Broker with liens upon
                             all of the Company's property held by it including,
                             but  not   limited  to,   securities,   monies  and
                             receivables.   These  liens  secure  the  Company's
                             liabilities and obligations to the Broker.


3.   NET CAPITAL             The  Company is subject  to the SEC's  uniform  Net
     REQUIREMENTS            Capital Rule,  which  requires the  maintenance  of
                             minimum regulatory net capital and requires that the ratio of aggregate indebtedness to regulatory net capital, both as defined, shall not exceed 15 to 1. As of October 31, 1997, the Company has regulatory net capital of $1,493,722 and a minimum regulatory net capital requirement of $100,000. The
                             Company's ratio of aggregate indebtedness to net capital is .70 to 1.

                                                   THE J.B. SUTTON GROUP, LLC

                                                NOTES TO FINANCIAL STATEMENTS
================================================================================

4.   COMMITMENTS AND         CUSTOMER TRANSACTIONS
      CONTINGENCIES
                             In the  normal  course  of  business,  the  Company
                             executes,  as  agent,  securities  transactions  on
                             behalf of its customers. If the agency transactions
                             do not  settle  because  of  failure  to perform by
                             either  the  customer  or  the  counterparty,   the
                             Company  may  be   obligated   to   discharge   the
                             obligation of the nonperforming party and, as a result, is subject to market risk if the market value of the securities is different from the contract amount of the transactions.

                             The Company does not anticipate nonperformance by customers or counterparties in the above situations The Company's policy is to monitor its market exposure and counterparty risk. In addition, the Company has a policy of reviewing, as considered necessary, the credit standing of each counterparty and customer with which it conducts business.


                             SECURITIES SOLD, BUT NOT YET PURCHASED

                             The Company has sold securities that it has not yet purchased and it will, therefore, be obligated to purchase such securities at a future date. The Company has recorded this obligation in the financial statements at the October 31, 1997 market value of the securities. The Company is subject to market risk if the market value of the securities increases subsequent to October 31, 1997.


                             OPERATING LEASE

                             The Company leases its premises under an operating lease expiring on June 1, 2004. Rent expense for the year ended October 31, 1997 was $395,947.

                                                   THE J.B. SUTTON GROUP, LLC

                                                NOTES TO FINANCIAL STATEMENTS
================================================================================

                             Future minimum rental payments are approximately as follows:

                                                                  Minimum rental
                             FISCAL                                  payments
                             ---------------------------------------------------
                              1998                             $     425,994
                              1999                                   438,750
                              2000                                   451,930
                              2001                                   465,459
                              2002                                   479,445
                              Thereafter                             872,489
                             ---------------------------------------------------

                                  Total                        $   3,134,067
                             ===================================================


                             LITIGATION

                             The Company is a defendant, or otherwise has possible exposure, in various legal actions arising out of its activities as a broker-dealer. Several of these actions claim damages which are material to the financial statements taken as a whole. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of loss and impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of applicable legal counsel, that it has meritorious defenses for all such actions and it intends to defend each of these vigorously, and that resolution of these actions will not have a materially adverse effect on the Company's financial condition.

                             SUPPLEMENTAL MATERIAL

                                                   THE J.B. SUTTON GROUP, LLC

                           COMPUTATION OF NET CAPITAL PURSUANT TO RULE 15c3-1
                                   AND STATEMENT PURSUANT TO RULE 17a-5(d)(4)
================================================================================

OCTOBER 31, 1997
--------------------------------------------------------------------------------
COMPUTATION OF NET CAPITAL
  Total members' equity from statement of financial condition    $  4,319,825
--------------------------------------------------------------------------------
Less:  Nonallowable assets:
   Furniture, equipment and leasehold improvements                    226,757
   Other assets                                                       448,485
--------------------------------------------------------------------------------
       Total nonallowable assets                                      675,242
--------------------------------------------------------------------------------
   Net capital before haircuts on securities positions              3,644,583
   Haircuts on securities positions and blockage and
     undue concentration charges                                    2,150,861
--------------------------------------------------------------------------------
   NET CAPITAL                                                   $  1,493,722
================================================================================

COMPUTATION OF BASIC NET CAPITAL REQUIREMENT
   Minimum net capital required, 6-2/3% of $1,040,031,
     pursuant to Rule 15c3-1                                     $     69,335
================================================================================
   Minimum dollar net capital requirements of reporting
     broker/dealer                                               $    100,000
================================================================================
   Net capital requirement                                       $    100,000
================================================================================
   Excess net capital                                            $  1,393,722
================================================================================

COMPUTATION OF AGGREGATE INDEBTEDNESS
   Accured expenses and other liabilities                        $  1,040,031
================================================================================
   Percentage of aggregate indebtedness to net capital                     70%
================================================================================




STATEMENT PURSUANT TO RULE 17a-5(d)(4)

A reconciliation with the Company's computation of net capital a reported in the unaudited Part II A of Form X-17A-5 was not prepared as there are no material differences between the Company's computation of net capital and the computation contained herein.

Item 7(b)

                           THE J.B. SUTTON GROUP, LLC

                   PRO FORMA STATEMENT OF FINANCIAL CONDITION

                                 MARCH 31, 1999

                                   (UNAUDITED)

                                 ASSETS

Cash and cash equivalents                                      $        7,867
Receivable from clearing broker                                       420,485
Securities owned, at market value                                   1,015,331
Furniture and equipment, at cost,
  net of accumulated depreciation                                     167,822
Other assets                                                          172,558
                                                               --------------
                                                               $    1,784,063
                                                               ==============


                    LIABILITIES AND MEMBERS' EQUITY

LIABILITIES:
  Accounts payable                                             $      524,361
  Accrued expenses                                                    140,814
  Securities sold, but not yet purchased, at market value              23,733
                                                               --------------

           TOTAL LIABILITIES                                          688,908


COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY                                                     1,095,155
                                                               --------------

                                                               $    1,784,063
                                                               ==============



                           THE J.B. SUTTON GROUP, LLC

                        PRO FORMA STATEMENT OF OPERATIONS

                            YEAR ENDED MARCH 31, 1999

                                   (UNAUDITED)


REVENUE:
  Commissions                                                  $    3,062,177
  Trading profit, net                                               3,760,503
  Investment banking                                                  367,450
                                                               --------------

     TOTAL REVENUE                                                  7,190,130
                                                               --------------


EXPENSES:
  Commissions, salaries and related costs                           4,396,965
  Clearing and related costs                                        1,063,618
  Occupancy costs                                                     507,497
  Selling expenses                                                    414,031
  Office expenses                                                     214,135
  General and administrative                                          111,985
                                                               --------------

      TOTAL EXPENSES                                                6,708,231
                                                               --------------

NET INCOME                                                     $      481,899
                                                               ==============




                           THE J.B. SUTTON GROUP, LLC

                   PRO FORMA STATEMENT OF FINANCIAL CONDITION

                               SEPTEMBER 30, 1999

                                   (UNAUDITED)

                                ASSETS


Cash and cash equivalents                                      $      293,888
Receivable from clearing broker                                     1,102,921
Securities owned, at market value                                   1,019,366
Furniture and equipment, at cost,
  net of accumulated depreciation                                     143,961
Other assets                                                          249,920
                                                               --------------

                                                               $    2,810,056
                                                               ==============

                    LIABILITIES AND MEMBERS' EQUITY

LIABILITIES:

  Accounts payable                                             $      651,889
  Accrued expenses                                                    140,814
  Securities sold, but not yet purchased, at market value             429,644
                                                               --------------


          TOTAL LIABILITIES                                         1,222,347
                                                               --------------


COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY                                                     1,587,709
                                                               --------------

                                                               $    2,810,056
                                                               ==============

                           THE J.B. SUTTON GROUP, LLC

                        PRO FORMA STATEMENT OF OPERATIONS

                    SIX MONTH PERIOD ENDED SEPTEMBER 30, 1999

                                   (UNAUDITED)


REVENUE:
  Commissions                                                  $    2,969,349
  Trading profit, net                                               1,997,547
  Investment banking                                                  327,270
                                                               --------------

     TOTAL REVENUE                                                  5,294,166
                                                               --------------


EXPENSES:
  Commissions, salaries and related costs                           2,987,404
  Clearing and related costs                                          761,814
  Occupancy costs                                                     257,787
  Selling expenses                                                    195,785
  Office expenses                                                     115,653
  General and administrative                                          130,203
                                                               --------------

      TOTAL EXPENSES                                                4,448,646
                                                               --------------

NET INCOME                                                     $      845,520
                                                               ==============



Item 7(c)
                          GLOBAL CAPITAL PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 1999

                                   (UNAUDITED)


                                                                                YEAR ENDED MARCH 31, 1999
                                                         ------------------------------------------------------------------------
                                                            GLOBAL CAPITAL    THE JB SUTTON       PRO FORMA        PRO FORMA
                                                            PARTNERS, INC.     GROUP, LLC         ADJUSTMENT       AS ADJUSTED
                                                           ---------------   ---------------   ---------------   ---------------
                                                                                (Unaudited)       (Unaudited)       (Unaudited)
REVENUE
   Commissions                                              $  14,246,465    $   3,062,177     $         -       $   17,308,642
   Trading profit, net                                         10,042,716        3,760,503               -           13,803,219
   Investment banking                                           2,165,753          367,450               -            2,533,203
   Gain on sale of subsidiary                                   1,312,057              -                 -            1,312,057
   Other                                                        5,184,489              -                 -            5,184,489
                                                           ---------------   ---------------   ---------------   ---------------

         Total revenue                                      $  32,951,480        7,190,130     $         -       $   40,141,160
                                                           ---------------   ---------------   ---------------   ---------------

EXPENSES
   Compensation and benefits                                   15,830,533        4,396,965               -           20,227,498
   Brokerage, clearing, exchange fees & other                   9,195,493        1,063,618               -           10,259,111
   Occupancy and equipment costs                                2,389,741          507,497               -            2,897,238
   Communications                                               1,962,495              -                 -            1,962,495
   General and administrative                                   8,528,139          740,151               -            9,268,290
   Loss on disposition of subsidiary                              491,886              -                 -              491,886
   Loss on liquidation of subsidiary                              934,444              -                 -              934,444
                                                           ---------------   ---------------   ---------------   ---------------

         Total expenses                                        39,332,731        6,708,231               -            6,040,962
                                                           ---------------   ---------------   ---------------   ---------------

Income from continuing operations before
   provision for income taxes and minority
   interest in earnings of subsidiaries                        (6,381,251)         481,899               -           (5,899,352)

Income tax benefit                                                789,315              -                 -              789,315
Minority interest in earnings of subsidiaries                    (319,911)             -
                                                           ---------------   ---------------   ---------------   ---------------

NET INCOME (LOSS)                                           $  (5,911,847)   $     481,899     $         -       $   (5,429,948)
                                                           ===============   ===============   ===============   ===============


Pro forma earnings (loss) from common shares
      Basic and diluted                                    $        (1.02)                                       $        (0.93)
                                                           ---------------   ---------------   ---------------   ---------------
Pro forma weighted average number of common
   shares outstanding
      Basic and diluted                                         5,800,551           40,000                            5,840,551
                                                           ---------------   ---------------   ---------------   ---------------




The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                          GLOBAL CAPITAL PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED MARCH 31, 1999

                                   (UNAUDITED)

This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if Global Capital Partners, Inc. (the "Company") had owned The JB Sutton Group, LLC ("Sutton") as of April 1, 1998. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1999. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1998, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
     1. Global Capital Partners, Inc. acquired 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1998 for $660,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

     2. Global Capital Partners, Inc. issued 1,000,000 shares of convertible preferred stock on April 1, 1998. These shares are convertible into 1,000,000 shares of common stock. The majority of the proceeds were used to consummate this acquisition and provide additional working capital to Sutton.










The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                          GLOBAL CAPITAL PARTNERS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                 MARCH 31, 1999

                                   (UNAUDITED)

                                                         GLOBAL CAPITAL    THE JB SUTTON      PRO FORMA            PRO FORMA
                                                         PARTNERS, INC.      GROUP, LLC       ADJUSTMENT          AS ADJUSTED
                                                        ---------------   ---------------   ---------------     ---------------
                                                                            (Unaudited)       (Unaudited)         (Unaudited)
ASSETS
   Cash and cash equivalents                            $    2,214,705     $       7,867    $    1,340,000(a,c) $    3,562,572
   Cash and securities segregated under regulations             50,431               -                 -                50,431
   Securities purchased under agreements to resell           1,653,742               -                 -             1,653,742
   Receivables                                              18,135,675           420,485               -            18,556,160
   Securities owned, at value                               15,377,998         1,015,331          (700,000)(b)      15,693,329
   Office facilities, furniture and equipment, at cost       2,061,612           167,822               -             2,229,434
   Goodwill                                                  2,215,910               -             304,845 (c)       2,520,755
   Other assets                                              7,169,966           172,558               -             7,342,524
                                                        ---------------   ---------------   ----------------    ---------------

         Total assets                                   $   48,880,039     $   1,784,063    $       944,845     $   51,608,947
                                                        ===============   ===============   ================    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
   LIABILITIES
      Short-term borrowings                             $    7,108,175     $         -      $          -        $    7,108,175
      Payables                                               5,517,371           524,361               -             6,041,732
      Other liabilites and accrued amounts                   5,784,194           164,547               -             5,948,741
                                                        ---------------   ---------------   ----------------    ---------------

                                                            18,409,740           688,908               -            19,098,648

      Long-term borrowings                                   5,204,262               -                 -             5,204,262
                                                        ---------------   ---------------   ----------------    ---------------

         Total liabilities                                  23,614,002           688,908               -            24,302,910
                                                        ---------------   ---------------   ----------------    ---------------

      Minority interest in consolidated subsidiaries         7,619,233               -                 -             7,619,233
                                                        ---------------   ---------------   ----------------   ----------------


   SHAREHOLDERS' EQUITY

      Preferred stock                                              -                 -              10,000 (a)          10,000
      Common stock                                             258,013               -               2,000 (c)         260,013
      Paid-in capital                                       29,650,450               -           2,028,000 (a,c)    31,678,450
      Retained earnings/(accumulated deficit)              (10,158,283)        1,095,155        (1,095,155)(b,c)   (10,158,283)
      Note receivable - common stock                          (893,214)              -                 -              (893,214)
      Cumulative translation adjustments                    (1,210,162)              -                 -            (1,210,162)
                                                        ---------------   ---------------   ---------------     ---------------

         Total shareholders' equity                         17,646,804         1,095,155           944,845          19,686,804
                                                        ---------------   ---------------   ---------------     ---------------

         Total Liabilities and Shareholders' Equity     $   48,880,039     $   1,784,063    $      944,845      $   51,608,947
                                                        ===============   ===============   ===============     ===============





The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                          GLOBAL CAPITAL PARTNERS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                        FOR THE YEAR ENDED MARCH 31, 1999

                                   (UNAUDITED)

This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if Global Capital Partners, Inc. (the "Company") had owned The JB Sutton Group, LLC ("Sutton") as of April 1, 1998. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1999. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1998, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
     1. Global Capital Partners, Inc. issued 1,000,000 shares of convertible preferred stock on April 1, 1998. These shares are convertible into 1,000,000 shares of common stock. The majority of the proceeds were used to consummate this acquisition and provide additional working capital to Sutton.

     2. The JB Sutton Group, LLC distributed $700,000 of accumulated earnings and profits to its members immediately prior to the acquisition by Global Capital Partners, Inc.

     3. Global Capital Partners, Inc. acquired 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1998 for $660,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

Adjustments:
     (a) Sale of 1,000,000 shares of convertible preferred stock at $2.00 per share. Purchase of 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1998 for $600,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

     (b)  $700,000   distribution  to  members  of  The  JB  Sutton  Group,  LLC immediately prior to the acquisition by Global Capital Partners, Inc.

     (c) Purchase of 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1998 for $600,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

          Consolidation of The JB Sutton Group, LLC into Global Capital Partners, Inc. and recording the goodwill related to the purchase transaction at April 1, 1998. Net assets acquired were $395,155 leaving goodwill acquired of $304,845.




The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

Item 7(c)
                          GLOBAL CAPITAL PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1999

                                   (UNAUDITED)


                                                                         SIX MONTH PERIOD ENDED MARCH 31, 1999
                                                         ------------------------------------------------------------------------
                                                            GLOBAL CAPITAL    THE JB SUTTON       PRO FORMA        PRO FORMA
                                                            PARTNERS, INC.     GROUP, LLC         ADJUSTMENT       AS ADJUSTED
                                                           ---------------   ---------------   ---------------   ---------------
                                                             (Unaudited)       (Unaudited)       (Unaudited)       (Unaudited)
REVENUE
   Commissions                                              $  10,300,319    $   2,969,349     $         -       $   13,269,668
   Trading profit, net                                          3,225,841        1,997,547               -            5,223,388
   Investment banking                                           2,389,074          327,270               -            2,716,344
   Other                                                        2,151,304              -                 -            2,151,304
                                                           ---------------   ---------------   ---------------   ---------------

         Total revenue                                      $  18,066,538        5,294,166     $         -       $   23,360,704
                                                           ---------------   ---------------   ---------------   ---------------

EXPENSES
   Compensation and benefits                                   10,915,163        2,987,404               -           13,902,567
   Brokerage, clearing, exchange fees & other                   1,168,955          761,814               -            1,930,769
   Occupancy and equipment costs                                1,160,714          257,787               -            1,418,501
   Communications                                                 965,435              -                 -              965,435
   General and administrative                                   2,853,607          441,641               -            3,295,248
                                                           ---------------   ---------------   ---------------   ---------------

         Total expenses                                        17,063,874        4,448,646               -           21,512,520
                                                           ---------------   ---------------   ---------------   ---------------

Income from continuing operations before
   provision for income taxes and minority
   interest in earnings of subsidiaries                         1,002,664          845,520               -            1,848,184

Income tax expense                                               (116,150)             -                 -             (116,150)
Minority interest in earnings of subsidiaries                     (94,226)             -                 -              (94,226)
                                                           ---------------   ---------------   ---------------   ---------------

NET INCOME                                                  $     792,288    $     845,520     $         -       $    1,637,808
                                                           ===============   ===============   ===============   ===============


Pro forma earnings from common shares
      Basic and diluted                                    $        0.128                                       $         0.262
                                                           ---------------   ---------------   ---------------   ---------------
Pro forma weighted average number of common
   shares outstanding
      Basic and diluted                                         6,206,750           40,000                            6,246,750
                                                           ---------------   ---------------   ---------------   ---------------








The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                          GLOBAL CAPITAL PARTNERS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 1999

                                   (UNAUDITED)

This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if Global Capital Partners, Inc. (the "Company") had owned The JB Sutton Group, LLC ("Sutton") as of April 1, 1999. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1999. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1999, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
     1. Global Capital Partners, Inc. acquired 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1999 for $660,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

     2. Global Capital Partners, Inc. issued 1,000,000 shares of convertible preferred stock on April 1, 1999. These shares are convertible into 1,000,000 shares of common stock. The majority of the proceeds were used to consummate this acquisition and provide additional working capital to Sutton.





The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                          GLOBAL CAPITAL PARTNERS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                               SEPTEMBER 30, 1999

                                   (UNAUDITED)

                                                         GLOBAL CAPITAL    THE JB SUTTON      PRO FORMA            PRO FORMA
                                                         PARTNERS, INC.      GROUP, LLC       ADJUSTMENT          AS ADJUSTED
                                                        ---------------   ---------------   ---------------     ---------------
                                                                            (Unaudited)       (Unaudited)         (Unaudited)
ASSETS
   Cash and cash equivalents                            $    2,162,767     $     293,888    $    1,090,000(a,c) $    3,546,655
   Cash and securities segregated under regulations             52,231               -                 -                52,231
   Securities purchased under agreements to resell           2,404,330               -                 -             2,404,330
   Receivables                                              13,563,458         1,102,921               -            14,666,379
   Securities owned, at value                               19,847,587         1,019,366          (750,000)(b)      20,116,953
   Office facilities, furniture and equipment, at cost       2,343,511           143,961               -             2,487,472
   Goodwill                                                  2,167,329               -             112,291 (c)       2,279,620
   Other assets                                              8,697,146           249,920               -             8,947,066
                                                        ---------------   ---------------   ----------------    ---------------

         Total assets                                   $   51,238,359     $   2,810,056    $       452,291     $   54,500,706
                                                        ===============   ===============   ================    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
   LIABILITIES
      Short-term borrowings                             $   13,042,428     $         -      $          -        $   13,042,428
      Payables                                               3,729,058           651,889               -             4,380,947
      Other liabilites and accrued amounts                   6,447,057           570,458               -             7,017,515
                                                        ---------------   ---------------   ----------------    ---------------

                                                            23,218,543         1,222,347               -            24,440,890

      Long-term borrowings                                   3,845,397               -                 -             3,845,397
                                                        ---------------   ---------------   ----------------    ---------------

         Total liabilities                                  27,063,940         1,222,347               -            28,286,287
                                                        ---------------   ---------------   ----------------    ---------------

      Minority interest in consolidated subsidiaries         7,257,150               -                 -             7,257,150
                                                        ---------------   ---------------   ----------------   ----------------


   SHAREHOLDERS' EQUITY

      Preferred stock                                              -                 -              10,000 (a)          10,000
      Common stock                                             260,338               -               2,000 (c)         262,338
      Paid-in capital                                       29,716,012               -           2,028,000 (a,c)    31,744,012
      Retained earnings/(accumulated deficit)              ( 9,365,995)        1,587,709        (1,587,709)(b,c)   ( 9,365,995)
      Note receivable - common stock                          (922,854)              -                 -              (922,854)
      Cumulative translation adjustments                    (2,770,232)              -                 -            (2,770,232)
                                                        ---------------   ---------------   ---------------     ---------------

         Total shareholders' equity                         16,917,269         1,587,709           452,291          18,957,269
                                                        ---------------   ---------------   ---------------     ---------------

         Total Liabilities and Shareholders' Equity     $   51,238,359     $   2,810,056    $      452,291      $   54,500,706
                                                        ===============   ===============   ===============     ===============







The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.

                          GLOBAL CAPITAL PARTNERS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                        FOR THE YEAR ENDED MARCH 31, 1999

                                   (UNAUDITED)

This unaudited Pro forma Condensed Consolidated Statement of Operations is presented as if Global Capital Partners, Inc. (the "Company") had owned The JB Sutton Group, LLC ("Sutton") as of April 1, 1999. This unaudited Pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company as presented in Form 10-KSB for the year ended March 31, 1999. In management's opinion, all significant adjustments necessary to reflect the acquisition transactions have been made.

This unaudited Pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition transactions had been consummated as of April 1, 1999, nor does it purport to represent the results of operations anticipated or attainable in future periods.

Assumptions:
     1. Global Capital Partners, Inc. issued 1,000,000 shares of convertible preferred stock on April 1, 1999. These shares are convertible into 1,000,000 shares of common stock. The majority of the proceeds were used to consummate this acquisition and provide additional working capital to Sutton.

     2. The JB Sutton Group, LLC distributed $700,000 of accumulated earnings and profits to its members immediately prior to the acquisition by Global Capital Partners, Inc.

     3. Global Capital Partners, Inc. acquired 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1999 for $660,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

Adjustments:
     (a) Sale of 1,000,000 shares of convertible preferred stock at $2.00 per share. Purchase of 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1998 for $600,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

     (b)  $700,000   distribution  to  members  of  The  JB  Sutton  Group,  LLC immediately prior to the acquisition by Global Capital Partners, Inc.

     (c) Purchase of 100 percent of the outstanding capital stock of The JB Sutton Group, LLC as of April 1, 1999 for $600,000 and 40,000 shares of the Company. The value assigned to this transaction by the Board of Directors was $700,000 or $1.00 per share for the 40,000 shares issued in connection with this transaction.

          Consolidation of The JB Sutton Group, LLC into Global Capital Partners, Inc. and recording the goodwill related to the purchase transaction at April 1, 1999. Net assets acquired were $587,709 leaving goodwill acquired of $112,291.





The   accompanying   notes  and  assumptions  for  the  consolidated  pro  forma presentation are an integral part of these statements.